Exhibit 99

MASCO CORPORATION REPORTS FIRST QUARTER 2018 RESULTS

Key Highlights

•	Sales increased 8 percent to $1.9 billion; in local currency, sales increased 5 percent

•	Excluding acquisitions and divestitures, sales increased 7 percent; in local currency, sales increased 5 percent

•	Earnings per share grew 9 percent to $0.47 per share; adjusted earnings per share grew 13 percent to $0.45 per share

•	Completed the acquisition of The L.D. Kichler Co. for approximately $550 million and returned approximately $183 million to shareholders through dividends and share repurchases

•	Affirming 2018 anticipated earnings per share to be in the range of $2.36-$2.51 per share, and on an adjusted basis to be in the range of $2.48-$2.63 per share

LIVONIA, Mich. (April 24, 2018) - Masco Corporation (NYSE: MAS), one of the world’s leading manufacturers of branded home improvement and building products, reported strong net sales and earnings per share growth in the first quarter of 2018.

“We delivered a solid start to 2018 as we continued to grow our top line, invest for future growth, and deploy capital to create value for our shareholders,” said Masco President and CEO, Keith Allman. “Growth was led by our Plumbing and Decorative Architectural Products segments, and our North American windows business. Additionally, we completed the acquisition of Kichler Lighting for approximately $550 million and returned approximately $183 million to shareholders through dividends and share repurchases.”

2018 First Quarter Commentary

•	On a reported basis, compared to first quarter 2017:

•	Net sales increased 8 percent to $1.9 billion; in local currency, net sales increased 5 percent

•	In local currency, North American sales increased 7 percent and international sales decreased 2 percent

•	Gross margins decreased 180 basis points to 32.2 percent from 34.0 percent

•	Operating margins decreased 180 basis points to 12.7 percent from 14.5 percent

•	Net income increased to $0.47 per share compared to $0.43 per share

•	Compared to first quarter 2017, results for key financial measures, as adjusted for certain items (see Exhibit A) and with a normalized tax rate of 26 percent (34 percent in 2017), were as follows:

•	Gross margins decreased 150 basis points to 32.6 percent compared to 34.1 percent

•	Operating margins decreased 160 basis points to 13.0 percent compared to 14.6 percent

•	Net income increased to $0.45 per share, compared to $0.40 per share

•	Liquidity at the end of the first quarter was approximately $469 million

•	3.7 million shares were repurchased in the first quarter

2018 First Quarter Operating Segment Highlights

•	Plumbing Products’ net sales increased 11 percent (6 percent excluding the impact of foreign currency translation), driven by North American growth

•	Decorative Architectural Products’ net sales increased 10 percent due to the acquisition of Kichler as well as growth from Behr’s pro initiative and Liberty’s builders’ hardware business

•
Cabinetry Products’ net sales decreased 6 percent due to the divestiture of Moores as well as decreased sales to U.S. builders, partially offset by mid-single digit growth in the repair and remodel business

•	Windows and Other Specialty Products’ net sales increased 4 percent (2 percent excluding the impact of foreign currency translation) due to strong growth in our North American windows business

“We believe our end markets remain strong and very supportive of long-term growth,” said Allman. “While we did have a high level of investment spending in the first quarter, our expectations for the year have not changed. With our strong brands, industry leading positions, and strong execution, we continue to anticipate achieving adjusted earnings per share for 2018 in the range of $2.48 to $2.63.”

About Masco

Headquartered in Livonia, Mich., Masco Corporation is a global leader in the design, manufacture and distribution of branded home improvement and building products. Our portfolio of industry-leading brands includes Behr® paint; Delta® and Hansgrohe® faucets, bath and shower fixtures; KraftMaid® and Merillat® cabinets; Milgard® windows and doors; Kichler® decorative and outdoor lighting; and HotSpring® spas. We leverage our powerful brands across product categories, sales channels and geographies to create value for our customers and shareholders. For more information about Masco Corporation, visit www.masco.com.

The 2018 first quarter supplemental material, including a presentation in PDF format, is available on Masco’s website at www.masco.com.

Conference Call Details

A conference call regarding items contained in this release is scheduled for Tuesday, April 24, 2018 at 8:00 a.m. ET. Participants in the call are asked to register five to ten minutes prior to the scheduled start time by dialing (855) 226-2726 (855-22MASCO) and from outside the U.S. at (706) 679-3614. Please use the conference identification number 3485119. The conference call will be webcast simultaneously and in its entirety through Masco’s website. Shareholders, media representatives and others interested in Masco may participate in the webcast by registering through the Investor Relations section on Masco’s website.

A replay of the call will be available on Masco’s website or by phone by dialing (855) 859-2056 and from outside the U.S. at (404) 537-3406. Please use the conference identification number 3485119. The telephone replay will be available approximately two hours after the end of the call and continue through May 24, 2018.

Safe Harbor Statement

This press release contains statements that reflect our views about our future performance and constitute “forward-looking statements” under the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as “outlook,” “believe,” “anticipate,” “appear,” “may,” “will,” “should,” “intend,” “plan,” “estimate,” “expect,” “assume,” “seek,” “forecast,” and similar references to future periods. Our views about future performance involve risks and uncertainties that are difficult to predict and, accordingly, our actual results may differ materially from the results discussed in our forward-looking statements. We caution you against relying on any of these forward-looking statements.

Our future performance may be affected by the levels of residential repair and remodel activity and new home construction, our ability to maintain our strong brands and reputation and to develop new products, our ability to maintain our competitive position in our industries, our reliance on key customers, the cost and availability of raw materials, our dependence on third-party suppliers, risks associated with international operations and global strategies, our ability to achieve the anticipated benefits of our strategic initiatives, our ability to successfully execute our acquisition strategy and integrate businesses that we have and may acquire, our ability to attract, develop and retain talented personnel, our ability to achieve the anticipated benefits from our investments in new technology, risks associated with our reliance on information systems and technology, and our ability to sustain the improved results of our U.S. window business. These and other factors are discussed in detail in Item 1A, “Risk Factors” in our most recent Annual Report on Form 10-K, as well as in our Quarterly Reports on Form 10-Q and in other filings we make with the Securities and Exchange Commission. Any forward-looking statement made by us speaks only as of the date on which it was made. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. Unless required by law, we undertake no obligation to update publicly any forward-looking statements as a result of new information, future events or otherwise.

Investor Contact

David Chaika
Vice President, Treasurer and Investor Relations
313.792.5500
david_chaika@mascohq.com
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MASCO CORPORATION
Condensed Consolidated Statements of Operations - Unaudited
For the Three Months Ended March 31, 2018 and 2017

(in millions, except per common share data)

	Three Months Ended March 31,
	2018	2017
Net sales	$1,920	$1,778
Cost of sales	1,301	1,173
Gross profit	619	605

Selling, general and administrative expenses	375	348
Operating profit	244	257

Other income (expense), net:
Interest expense	(41)	(43)
Other, net	(3)	(4)
	(44)	(47)
Income before income taxes	200	210

Income tax expense	39	62
Net income	161	148

Less: Net income attributable to noncontrolling interest	12	10
Net income attributable to Masco Corporation	$149	$138

Income per common share attributable to Masco Corporation (diluted):
Net income	$0.47	$0.43

Average diluted common shares outstanding	313	321

Historical information is available on our website.

MASCO CORPORATION
Exhibit A: Reconciliations - Unaudited
For the Three Months Ended March 31, 2018 and 2017

(dollars in millions)

	Three Months Ended March 31,
	2018	2017
Gross Profit, Selling, General and Administrative Expenses, and Operating Profit Reconciliations

Net sales	$1,920	$1,778

Gross profit, as reported	$619	$605
Rationalization charges	1	2
Kichler inventory step up adjustment	5	—
Gross profit, as adjusted	$625	$607

Gross margin, as reported	32.2%	34.0%
Gross margin, as adjusted	32.6%	34.1%

Selling, general and administrative expenses, as reported	$375	$348

Selling, general and administrative expenses as percent of net sales, as reported	19.5%	19.6%

Operating profit, as reported	$244	$257
Rationalization charges	1	2
Kichler inventory step up adjustment	5	—
Operating profit, as adjusted	$250	$259

Operating margin, as reported	12.7%	14.5%
Operating margin, as adjusted	13.0%	14.6%

Historical information is available on our website.

MASCO CORPORATION
Exhibit A: Reconciliations - Unaudited
For the Three Months Ended March 31, 2018 and 2017

(in millions, except per common share data)

	Three Months Ended March 31,
	2018	2017
Income Per Common Share Reconciliations

Income before income taxes, as reported	$200	$210
Rationalization charges	1	2
Kichler inventory step up adjustment	5	—
(Gains) from private equity funds, net	—	(1)
Income before income taxes, as adjusted	206	211
Tax at 26% rate (34% for 2017)	(54)	(72)
Less: Net income attributable to noncontrolling interest	12	10
Net income, as adjusted	$140	$129

Net income per common share, as adjusted	$0.45	$0.40

Average diluted common shares outstanding	313	321

Outlook for the Twelve Months Ended December 31, 2018

	Twelve Months Ended December 31, 2018
	Low End	High End
Income Per Common Share Outlook

Net income per common share	$2.36	$2.51
Rationalization charges	0.01	0.01
Kichler inventory purchase accounting adjustment	0.09	0.09
Allocation to participating securities per share (1)	0.02	0.02
Net income per common share, as adjusted	$2.48	$2.63

(1) Represents the impact of distributed dividends and undistributed earnings to unvested restricted stock awards in accordance with the two-class method of calculating earnings per share.

Historical information is available on our website.

(dollars in millions)

	March 31, 2018	December 31, 2017
Balance Sheet
Assets
Current Assets:
Cash and cash investments	$370	$1,194
Short-term bank deposits	99	108
Receivables	1,356	1,066
Inventories	1,050	784
Prepaid expenses and other	118	111
Total Current Assets	2,993	3,263

Property and equipment, net	1,183	1,129
Goodwill	891	841
Other intangible assets, net	429	187
Other assets	134	114
Total Assets	$5,630	$5,534

Liabilities
Current Liabilities:
Accounts payable	$1,008	$824
Notes payable	116	116
Accrued liabilities	646	727
Total Current Liabilities	1,770	1,667

Long-term debt	2,971	2,969
Other liabilities	706	715
Total Liabilities	5,447	5,351

Equity	183	183
Total Liabilities and Equity	$5,630	$5,534

	As of March 31,
	2018	2017
Other Financial Data
Working Capital Days
Receivable days	57	53
Inventory days	71	61
Payable days	71	71
Working capital	$1,398	$1,086
Working capital as a % of sales (LTM)	18.0%	14.6%

Historical information is available on our website.

MASCO CORPORATION
Condensed Consolidated Statements of Cash Flows and Other Financial Data - Unaudited
For the Three Months Ended March 31, 2018 and 2017

(dollars in millions)

	Three Months Ended March 31,
	2018	2017
Cash Flows From (For) Operating Activities:
Cash provided by operating activities	$210	$246
Working capital changes	(265)	(395)
Net cash for operating activities	(55)	(149)

Cash Flows From (For) Financing Activities:
Purchase of Company common stock	(150)	(87)
Cash dividends paid	(33)	(32)
Employee withholding taxes paid on stock-based compensation	(32)	(14)
Net cash for financing activities	(215)	(133)

Cash Flows From (For) Investing Activities:
Capital expenditures	(40)	(37)
Acquisition of businesses, net of cash acquired	(548)	—
Other, net	14	11
Net cash for investing activities	(574)	(26)

Effect of exchange rate changes on cash and cash investments	20	7

Cash and Cash Investments:
Decrease for the period	(824)	(301)
At January 1	1,194	990
At March 31	$370	$689

	As of March 31,
	2018	2017
Liquidity
Cash and cash investments	$370	$689
Short-term bank deposits	99	194
Total Liquidity	$469	$883

Historical information is available on our website.

MASCO CORPORATION
Segment Data - Unaudited
For the Three Months Ended March 31, 2018 and 2017

(dollars in millions)

	Three Months Ended March 31,
	2018	2017	Change
Plumbing Products
Net sales	$971	$872	11%

Operating profit, as reported	$163	$162
Operating margin, as reported	16.8%	18.6%

Rationalization charges	1	—
Operating profit, as adjusted	164	162
Operating margin, as adjusted	16.9%	18.6%

Depreciation and amortization	18	14

EBITDA, as adjusted	$182	$176

Decorative Architectural Products
Net sales	$545	$496	10%

Operating profit, as reported	$89	$94
Operating margin, as reported	16.3%	19.0%

Kichler inventory step up adjustment	5	—
Operating profit, as adjusted	94	94
Operating margin, as adjusted	17.2%	19.0%

Depreciation and amortization	5	4

EBITDA, as adjusted	$99	$98

Cabinetry Products
Net sales	$217	$231	(6)%

Operating profit, as reported	$6	$16
Operating margin, as reported	2.8%	6.9%

Rationalization charges	—	2
Operating profit, as adjusted	6	18
Operating margin, as adjusted	2.8%	7.8%

Depreciation and amortization	3	4

EBITDA, as adjusted	$9	$22

Historical information is available on our website.

MASCO CORPORATION
Segment Data - Unaudited
For the Three Months Ended March 31, 2018 and 2017

(dollars in millions)

	Three Months Ended March 31,
	2018	2017	Change
Windows and Other Specialty Products
Net sales	$187	$179	4%

Operating profit, as reported	$4	$8
Operating margin, as reported	2.1%	4.5%

Depreciation and amortization	6	5

EBITDA	$10	$13

Total
Net sales	$1,920	$1,778	8%

Operating profit, as reported - segment	$262	$280
General corporate expense, net (GCE)	(18)	(23)
Operating profit, as reported	244	257
Operating margin, as reported	12.7%	14.5%

Rationalization charges - segment	1	2
Kichler inventory step up adjustment	5	—
Operating profit, as adjusted	250	259	-$336,000,000
Operating margin, as adjusted	13.0%	14.6%

Depreciation and amortization - segment	32	27
Depreciation and amortization - non-operating	2	4

EBITDA, as adjusted	$284	$290

Historical information is available on our website.

MASCO CORPORATION
North American and International Data - Unaudited
For the Three Months Ended March 31, 2018 and 2017

(dollars in millions)

	Three Months Ended March 31,
	2018	2017	Change
North American
Net sales	$1,516	$1,412	7%

Operating profit, as reported	$218	$238
Operating margin, as reported	14.4%	16.9%

Rationalization charges	1	2
Kichler inventory step up adjustment	5	—
Operating profit, as adjusted	224	240
Operating margin, as adjusted	14.8%	17.0%

Depreciation and amortization	21	18

EBITDA, as adjusted	$245	$258

International
Net sales	$404	$366	10%

Operating profit, as reported	$44	$42
Operating margin, as reported	10.9%	11.5%

Depreciation and amortization	11	9

EBITDA	$55	$51

Total
Net sales	$1,920	$1,778	8%

Operating profit, as reported - segment	$262	$280
General corporate expense, net (GCE)	(18)	(23)
Operating profit, as reported	244	257
Operating margin, as reported	12.7%	14.5%

Rationalization charges - segment	1	2
Kichler inventory step up adjustment	5	—
Operating profit, as adjusted	250	259
Operating margin, as adjusted	13.0%	14.6%

Depreciation and amortization - segment	32	27
Depreciation and amortization - non-operating	2	4

EBITDA, as adjusted	$284	$290

Historical information is available on our website.